R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 1 Carlyle Credit Income Fund (“CCIF”) Q4 2024 Quarterly Earnings Presentation November 2024

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 2 This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Company”) (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 21, 2024. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2 Important Information

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 3 Fund Overview (1) Current dividend rate based on dividends declared through February 2025, and the closing market share price at November 19, 2024. (2) As of September 30, 2024. Carlyle Platform Carlyle Expertise Diversified PRIMARILY INVESTING IN EQUITY AND JUNIOR DEBT TRANCHES OF COLLATERALIZED LOAN OBLIGATIONS (CLOs) Leadership CARLYLE TOOK OVER AS THE INVESTMENT ADVISER OF CCIF ON JULY 14, 2023 15.16%(1) MONTHLY DIVIDEND THAT IS DECLARED QUARTERLY Carlyle Credit Income Fund (“CCIF”) Overview Carlyle Platform Carlyle (NASDAQ:CG) IS A GLOBAL INVESTMENT FIRM FOUNDED IN 1987 $447 Billion OF ASSETS UNDER MANAGEMENT (AUM) (2) 2,300+ EMPLOYEES AND OVER 700 INVESTMENT PROFESSIONALS GLOBALLY (2) 25+ YEAR HISTORY IN THE CLO MARKET $50 Billion IN CLOs ACROSS U.S. AND EUROPE (2) 30+ INDUSTRY-FOCUSED RESEARCH ANALYSTS Carlyle Expertise

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 4 (1) Firm data as of September 30, 2024. (2) Total includes Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $83.1 billion of insurance related assets. (4) Includes 11 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding. Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Firm Overview The Carlyle Edge • Reach: “One Carlyle” Global Network • Expertise: Deep Industry Knowledge • Impact: Executive Operations Group • Data: Portfolio Intelligence Global Private Equity Global Credit Global Investment Solutions Global Investment Platform Founded: 1987 AUM: $447 bn Employees: 2,300+ Investment Professionals: 700+(2) Offices / Countries: 29 / 17 $169 bn AUM 400+ investment professionals $194 bn AUM(3) 200+ investment professionals(4) $84 bn AUM 90+ investment professionals Carlyle Firm Overview(1)

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 5 Carlyle Global Credit Platform Source: The Carlyle Group. As of September 30, 2024 unless otherwise stated. (1) Carlyle Global Credit AUM includes $83.1 billion of insurance related assets. Past performance is not indicative of future results and there can be no assurance that any trends will continue. CARLYLE GLOBAL CREDIT – $194BN AUM(1) AUM: $49.9 billion LIQUID CREDIT AUM: $28.3 billion PRIVATE CREDIT AUM: $18.6 billion REAL ASSETS CREDIT AUM: $14.5 billion PLATFORM INITIATIVES CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches REVOLVING CREDIT Senior secured revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non-sponsored companies SPECIAL SITUATIONS Flexible mandate across credit- oriented solutions, structured equity, and stressed / dislocated investments AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects CARLYLE TACTICAL CREDIT FUND Closed-end Interval fund investing dynamically across Carlyle’s entire credit platform ASSET-BACKED FINANCE Private IG, non-IG & equity investments backed by pools of cash flowing assets CROSS- PLATFORM SMAs Tailored separate accounts investing across the credit platform ADVISORY CAPITAL Credit assets sub- advised for insurance platform

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 6 Securities Overview Description NYSE Ticker Market Cap (1) Closing Price (1) Current Dividend Rate Current Dividend Rate (2) Payment Frequency Common Shares CCIF $133.66 mm $8.31 $0.105 15.16% Monthly Overview of Common and Listed Preferred Shares Description NYSE Ticker Rating (3) Closing Price (4) Principal Maturity Date Callable Date Coupon Payment Frequency Series A Term Preferred Shares ($25 Liquidation Preference) CCIA BBB+ $25.86 $52.00 mm 10/31/2028 10/31/2025 8.75% Monthly Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of November 19, 2024. (2) Current dividend rate based on dividends declared through February 2025, and the closing market price at November 19, 2024. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of November 19, 2024.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 7 Q4 2024 (Quarter Ended 9/30/24) Quarterly Results • Net investment income was $0.30 per common share and core net investment income ("CNII") was $0.45 per common share (1) • Cash yield was 27.91% on CLO investment quarterly payments received during the quarter. This equates to $0.70 of recurring cash flows per share • NAV per share was $7.64 • We paid dividends of $0.315 per common share • Declared dividends of $0.105 per common share for each monthly dividend in December 2024, and January and February 2025. This represents an annualized dividend rate of 15.16% (2) • Completed a private placement of 7.125% convertible preferred shares for total net proceeds of approximately $10.7 million • Completed a registered direct placement of common shares for total net proceeds of approximately $11.5 million • Sold 0.85 million of our common shares in connection with the at-the-market ("ATM") offering program at a premium to NAV for net proceeds of $6.8 million. Total NAV accretion for the quarter from ATM offerings and registered direct placement was 4 cents per share. • Total fair value of the portfolio excluding cash was $173.5 million • New CLO investment fundings during the quarter were $39.6 million with a weighted average GAAP yield of 16.46% • Total portfolio weighted average GAAP yield was 18.63% Portfolio & Investment Activity Dividend & Capital Activity (1) CNII is a financial measure calculated on a basis of methodology other than in accordance with GAAP. CNII is calculated using recurring cash flows minus expenses. See slide 20, "Reconciliation of Core Net Investment Income", for more information. (2) Current dividend rate based on dividends declared through February 2025, and the closing market price at November 19, 2024.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 8 • Net investment income per share was $0.30 and CNII per share was $0.45 in Q4 2024 • The quarterly dividend of $0.315 was supported by $0.70 in recurring cash flows Q4 2024 represents the quarter ended September 30, 2024. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. The net asset value per share and dividends paid per share are based on the common shares outstanding at quarter-end. Net investment income per common share and net realized and change in unrealized gains (losses) per common share are based on the weighted average number of common shares outstanding for the period. Actual yields earned over the life of each investment could differ materially from the yields presented above. Financial Performance Summary (Dollar amounts in thousands, except per share data and common shares outstanding) Q4 2024 Per Share Data Recurring Cash Flows $0.70 Core Net Investment Income (Loss) $0.45 Net Investment Income (Loss) $0.30 Net Realized and Change in Unrealized Gains (Losses) $(0.05) Dividends Paid $(0.32) Net Asset Value $7.64 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 14,309,391 Shares Outstanding at End of Period 15,387,448 Portfolio Highlights Total Investments at Fair Value $173,454 Number of CLO Holdings 49 Average Size of Investment per Holding (Notional) $5,502 Total Portfolio Weighted Average GAAP Yield 18.63 % Financial Position (at Quarter End) Net Assets $117,613 Debt $0 Preferred Equity (Principal Balance) $63,517

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 9 Quarterly Operating Results Detail Q4 2024 represents the quarter ended September 30, 2024. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Totals may not sum due to rounding. (1) Reflects aggregate principal amount of $52.0 million for Q1 2024, Q2 2024, Q3, 2024 and $63.5 million for Q4 2024. (2) Reflects preferred shares to total assets. (Dollar amounts in thousands, except per share data) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 SUMMARY INCOME STATEMENT Total investment income $ 5,339 $ 7,301 $ 7,383 $ 7,901 $ 27,924 Total expenses (2,494) (3,345) (3,386) (3,653) (12,878) Net Investment Income $ 2,845 $ 3,956 $ 3,997 $ 4,248 $ 15,046 Net realized and change in unrealized gains (losses) (4,460) (1,605) (2,651) (763) (9,479) Net Income (Loss) $ (1,615) $ 2,351 $ 1,346 $ 3,485 $ 5,567 Weighted average shares of common stock outstanding 11,729 12,033 12,680 14,309 12,690 Net Investment Income (Loss) per Share $ 0.24 $ 0.33 $ 0.32 $ 0.30 $ 1.19 Core Net Investment Income (Loss) per Share $ 0.26 $ 0.36 $ 0.54 $ 0.45 $ 1.64 Recurring Cash Flows per Share $ 0.47 $ 0.64 $ 0.81 $ 0.70 $ 2.65 SUMMARY BALANCE SHEET Total investments, at fair value $ 127,255 $ 142,100 $ 138,001 $ 173,454 Cash, cash equivalents and restricted cash 14,269 2,410 8,014 725 Other assets 4,755 6,093 6,351 6,616 Total Assets $ 146,279 $ 150,603 $ 152,366 $ 180,795 Preferred shares, net of unamortized issuance costs (1) $ 50,008 50,092 50,135 $ 60,871 Accrued expenses and liabilities 2,560 3,416 2,061 2,311 Total Liabilities $ 52,568 $ 53,508 $ 52,196 $ 63,182 Net Assets $ 93,711 $ 97,095 $ 100,170 $ 117,613 Common shares outstanding at end of period 11,735 12,329 13,049 15,387 Net Asset Value per Common Share $ 7.99 $ 7.88 $ 7.68 $ 7.64 Leverage (2) 0.36x 0.35x 0.34x 0.35x

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 10 13% 11% 10% 8% 5%5%5% 4% 4% 4% 31% High Tech Healthcare & Pharmaceuticals Banking, Finance, Insurance & Real Estate Services: Business Hotels, Gaming & Leisure Chemicals, Plastics & Rubber Construction & Building Capital Equipment Aerospace & Defense Telecommunications All Others UNDERLYING INDUSTRYCLO MANAGER EXPOSUREREINVESTMENT END DATEASSET MIX 3% 5% 55% 11% 4% 22% 2024 2025 2026 2027 2028 2029 Underlying Portfolio Overview Note: As of September 30, 2024. Totals may not sum due to rounding. 7% 6% 6% 6% 6% 5% 5% 5%5%5% 44% Elmwood Asset Management Allstate Investment Management Company Ballyrock Investment Advisors Irradiant Partners Voya Alternative Asset Management Apollo Capital Management KKR Financial Onex Credit Partners Ares MidOcean Credit Fund Management All Others 99% 1% CLO Equity Legacy Real Estate Loan

Portfolio Overview

Summary of Underlying Portfolio Characteristics 9/30/2024	
Diversified Portfolio across 49 unique CLO investments managed by 27 different CLO Managers	
Number of Unique Underlying Loan Obligors	1,367
Number of Underlying Loans	1,916
Largest Exposure to an Individual Obligor	0.61%
Average Individual Loan Obligor Exposure	0.07%
Top 10 Loan Obligors Exposure	5.03%
Currency: USD Exposure	100.00%
Aggregate Indirect Exposure to Senior Secured Loans	96.58%
Weighted Average Market Price of Loan Collateral	97.43
Weighted Average Stated Loan Spread	3.46%
Weighted Average Loan Rating	B+
S&P CCC Rated Obligors	5.95%
Obligors Priced Below 80	3.20%
Weighted Average Loan Maturity	4.5 years
Weighted Average Remaining CLO Reinvestment Period	2.5 years
Weighted Average Junior Overcollateralization (OC) Cushion	4.33%
Last 12 Month Default Rate including Distressed Exchanges of Underlying Loans	1.54%

TRADE SECRET & STRICTLY CONFIDENTIAL 11

Obligor and Industry Exposures

As of September 30, 2024, CCIF has exposure to 1,367 unique loan obligors across a range of industries

Obligor and Industry Exposure

Top 10 Underlying Obligors	% Total (1)
TransDigm	0.61%
Asurion	0.57%
Medline	0.56%
Sedgwick Claims Management Service	0.52%
Caesars Entertainment	0.49%
Peraton	0.48%
TIBCO Software	0.47%
Altice France	0.45%
Brookfield WEC Holdings	0.44%
Calpine	0.44%
Total	**5.03%**

Top 10 Industries of Underlying Obligors	% Total (1)
High Tech	12.53%
Healthcare & Pharmaceuticals	11.44%
Banking, Finance, Insurance & Real Estate	9.61%
Services: Business	7.68%
Hotels, Gaming & Leisure	5.36%
Chemicals, Plastics & Rubber	4.87%
Construction & Building	4.75%
Capital Equipment	4.31%
Aerospace & Defense	4.07%
Telecommunications	3.89%
Total	**68.51%**

(1) Totals may not sum due to rounding

TRADE SECRET & STRICTLY CONFIDENTIAL 12

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 13 Investment Positions as of September 30, 2024 CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) AGL 2022-17A SUB 1,932 2022 2.34 0.00 6.00% 5.05% 1.33% 3.61% 2,838 93 AIMCO 2019-10A SUB 6,290 2019 4.88 1.70 3.80% 5.13% 1.41% 3.14% 2,641 78 AIMCO 2021-14A SUB 4,229 2021 1.58 0.00 3.80% 3.91% 1.25% 3.21% 2,680 78 APID 2020-33A SUB 2,814 2020 2.09 0.00 6.00% 3.78% 1.41% 3.33% 2,803 86 APID 2022-39A SUB 3,925 2022 2.59 0.00 4.80% 3.80% 1.31% 3.45% 2,818 85 ARES 2020-56A SUB 2,562 2020 2.10 0.00 7.60% 4.69% 1.42% 3.54% 2,931 82 ARES 2021-59A SUB 5,059 2021 1.59 0.00 7.10% 3.97% 1.29% 3.54% 2,899 82 ARES 2021-60A SUB 919 2021 1.82 0.00 7.33% 4.64% 1.38% 3.57% 2,954 83 BABSN 2019-3X SUB 2,408 2019 0.00 0.00 4.30% 2.34% 1.35% 3.23% 2,704 89 BABSN 2021-1A SUB 1,866 2021 1.59 0.00 7.50% 4.14% 1.28% 3.45% N/A N/A BALLY 2021-16A SUB 3,168 2021 1.83 0.00 7.10% 5.30% 1.39% 3.42% 2,769 90 BALLY 2021-18A SUB 1,494 2021 2.33 0.00 6.60% 4.53% 1.41% 3.43% 2,741 93 BALLY 2021-1A SUB 3,163 2021 1.56 0.00 6.80% 5.15% 1.32% 3.44% 2,762 92 BALLY 2022-19A SUB 2,528 2022 2.59 0.00 6.80% 4.22% 1.33% 3.54% 2,747 86 BGCLO 2021-3A SUB 4,128 2021 2.34 0.00 6.10% 5.09% 1.49% 3.50% 2,779 87 BSP 2021-23A SUB 6,745 2021 1.59 0.00 4.80% 4.90% 1.34% 3.51% 2,715 86 CIFC 2020-3A SUB 6,302 2020 2.08 0.00 5.50% 5.65% 1.40% 3.56% 2,814 98 ELM16 2022-3A SUB 3,822 2022 4.62 1.45 5.43% 4.91% 1.53% 3.37% 2,715 88 ELMW1 2019-1A SUB 5,102 2019 4.62 1.38 5.40% 4.82% 1.53% 3.37% 2,712 88 ELMW6 2020-3A SUB 1,394 2020 4.87 1.75 5.40% 4.85% 1.38% 3.37% 2,720 N/A ELMW7 2020-4A SUB 1,197 2020 1.32 0.01 5.55% 4.26% 1.63% 3.41% 2,700 87 EMPWR 2022-1A SUB 6,509 2022 2.08 0.05 1.60% 5.18% 2.22% 3.41% 2,550 88 GALXY 2016-22A SUBA 1,675 2016 1.56 0.00 4.60% 3.69% 1.46% 3.36% N/A 85 Note: Past performance is not a guarantee of future results. As of September 30, 2024, unless otherwise noted. Sources: Kanerai as of September 30, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 14 Investment Positions as of September 30, 2024 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) INVCO 2021-1A SUB 2,458 2021 1.56 0.00 7.30% 4.44% 1.26% 3.46% 2,778 88 INVCO 2022-1A SUB 2,896 2022 2.59 0.00 7.10% 4.42% 1.30% 3.54% 2,785 87 INVCO 2022-1A Y 146 2022 2.59 0.00 7.10% 4.42% 1.30% 3.54% 2,785 87 KKR 25 SUB 1,653 2019 1.81 0.00 11.90% 4.03% 1.42% 3.77% 2,955 80 KKR 31A SUB 3,941 2021 1.58 0.00 13.00% 3.46% 1.39% 3.79% 3,003 80 KKR 33A SUB 3,011 2021 1.83 0.00 11.70% 3.24% 1.43% 3.69% 3,008 78 MAGNE 2017-19A SUB 4,469 2017 1.57 0.00 5.90% 3.63% 1.31% 3.27% 2,838 85 MDPK 2022-62A SUB 6,945 2022 3.85 0.79 8.01% 3.24% 1.85% 3.62% 2,947 69 MIDO 2022-11A SUB 3,630 2022 1.06 0.21 4.80% 4.35% 1.75% 3.64% 2,723 75 MIDO 2024-14A SUB 4,534 2024 4.61 1.49 1.90% 5.15% 1.59% 3.62% 2,711 76 MORGN 2021-7A SUB 2,347 2021 1.58 0.00 5.80% 3.66% 1.33% 3.34% 2,726 83 NEUB 2020-38A SBPF 41 2020 2.08 0.00 6.30% 4.28% 1.40% 3.48% 2,857 90 NEUB 2020-38A SUB 5,409 2020 2.08 0.00 6.30% 4.28% 1.40% 3.48% 2,857 90 NEUB 2021-41A SUB 2,585 2021 1.56 0.00 6.00% 3.82% 1.28% 3.43% 2,829 90 NIAPK 2019-1A SUB 3,336 2019 0.00 0.00 6.10% 3.03% 1.26% 3.54% 2,913 82 OAKC 2016-13A SUB 2,288 2016 5.13 1.95 4.20% 5.10% 1.40% 3.36% 2,809 78 OCP 2015-9A SUB 4,441 2015 0.30 0.00 3.80% 4.41% 1.26% 3.37% 2,660 89 OCP 2024-34A SUB 4,195 2024 4.96 1.89 N/A 5.50% 1.36% N/A N/A N/A OCT55 2021-1A SUB 3,002 2021 1.83 0.00 4.69% 4.07% 1.41% 3.55% 2,855 90 RAD 2019-3A SUB 10,538 2019 4.86 1.77 4.70% 4.91% 1.44% 3.52% 2,896 85 RRAM 2020-12A PREF 2,428 2020 1.31 0.79 6.30% 2.67% 1.27% 3.34% 2,868 71 RRAM 2017-2A SUB 5,525 2017 1.56 0.00 5.90% 3.21% 1.32% 3.38% 2,892 72 Note: Past performance is not a guarantee of future results. As of September 30, 2024, unless otherwise noted. Sources: Kanerai as of September 30, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 15 Investment Positions as of September 30, 2024 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) RRAM 2019-6A SUB 1,374 2019 1.56 0.00 5.90% 3.03% 1.38% 3.50% 2,888 73 SPEAK 2021-10A SUB 1,334 2021 2.35 0.00 4.71% 3.50% 1.44% 3.26% 2,720 83 VOYA 2020-2A SUB 6,843 2020 1.83 0.00 5.65% 4.01% 1.43% 3.25% 2,731 97 VOYA 2020-3A SUB 2,676 2020 2.08 0.00 6.35% 3.86% 1.41% 3.30% 2,737 96 Note: Past performance is not a guarantee of future results. As of September 30, 2024, unless otherwise noted. Sources: Kanerai as of September 30, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 16 Monthly Dividend Trend Dividends may include return of capital. (1) Based on our share price as of November 19, 2024. • In conjunction with earnings, CCIF has declared a dividend of $0.105 for the months of December 2024, and January and February 2025, equating to an annualized dividend rate of 15.16% (1) • The dividend is supported by CNII of $0.45 per share and $0.70 of recurring cash flows for Q4 2024, and approximately $0.72 of recurring cash flows for Q1 2025

CARLYLE

CREDIT INCOME FUND

Appendix

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 18 Quarterly Balance Sheet Detail (Dollar amounts in thousands, except per share data) Q4 2024 Assets Investments, at fair value $ 173,454 Cash and cash equivalents 725 Interest receivable from investments 6,039 Prepaid expenses 458 Other assets 119 Total assets $ 180,795 Liabilities & Net Assets Preferred shares, net of unamortized issuance costs $ 60,871 Incentive fee payable 901 Management fee payable 261 Professional fees payable 636 Other accrued expenses and liabilities 513 Total liabilities $ 63,182 Net assets $ 117,613 Net Asset Value Per Common Share $ 7.64 Q4 2024 represents the quarter ended September 30, 2024. Totals may not sum due to rounding. Past performance is not indicative of future results and there can be no assurance that any trends will continue.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 19 Q4 2024 represents the quarter ended September 30, 2024. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Income Statement Detail (Dollar amounts in thousands, except per share data) Q4 2024 FY 2024 Investment Income Interest income $ 7,901 $ 27,924 Total investment income $ 7,901 $ 27,924 Expenses Interest expense $ 1,418 $ 4,631 Management fee 759 2,685 Incentive fee 901 3,191 Professional fees 239 1,358 Other fees and expenses 336 1,013 Total expenses $ 3,653 $ 12,878 Net Investment Income (Loss) $ 4,248 $ 15,046 Net realized and change in unrealized gains (losses) (763) (9,479) Net Income (Loss) $ 3,485 $ 5,567 Net Investment Income (Loss) per share $ 0.30 $ 1.19 Net Income (Loss) per share $ 0.25 $ 0.45

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 20 Reconciliation of Core Net Investment Income We provide information relating to core net investment income (“CNII”), a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP net investment income (“GAAP NII”), but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. CNII is calculated using recurring cash flows minus expenses. Carlyle Credit Income Fund’s (“CCIF”) management uses this information in its internal analysis of results and believes that this information may be informative in assessing the quality of CCIF’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons. Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the respective investment’s cost basis is adjusted quarterly based on the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by CCIF during the period (referred to below as “CLO equity adjustments”). Furthermore, in order for CCIF to continue qualifying as a regulated investment company for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. While CNII may provide a better indication of our estimated taxable income than GAAP NII during certain periods, we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our CNII. For the three months ended 9/30/2024 6/30/2024 3/31/2024 12/31/2023 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 4,248 $ 0.30 $ 3,997 $ 0.32 $ 3,956 $ 0.33 $ 2,845 $ 0.24 CLO Equity Adjustments 2,178 0.15 2,897 0.23 356 0.03 226 0.02 Core Net Investment Income $ 6,426 $ 0.45 $ 6,894 $ 0.54 $ 4,312 $ 0.36 $ 3,071 $ 0.26 Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period.